UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2013

CST BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35743	46-1365950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way Building D, Suite 200 San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 692-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition; Regulation FD Disclosure

First Quarter 2013 Update

Although financial statements of CST Brands, Inc. (the “Company”) for the three months ended March 31, 2013 are not yet complete, certain preliminary estimated financial information is available. Based on such preliminary estimated financial information, the Company estimates its net income for the three months ended March 31, 2013 will fall within the range of $17 million to $23 million, compared to net income of $14 million for the three months ended March 31, 2012.

The above information has been prepared by, and is the responsibility of, management of the Company, and does not represent a comprehensive statement of the financial results for the Company for the three months ended March 31, 2013. KPMG, the independent registered public accounting firm for the Company, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information. Accordingly, KPMG does not express an opinion or any other form of assurance with respect thereto. The final financial results for the three months ended March 31, 2013 may vary from the Company’s expectations and may be materially different from the information described above as the quarterly financial statement close process is not complete and additional developments and adjustments may arise between now and the time the financial results for this period are finalized. Accordingly, you should not place undue reliance on the preliminary estimated financial information.

The information presented herein under Items 2.01 and 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On April 19, 2013, the Company issued a press release regarding the commencement of a private offering of $550,000,000 aggregate principal amount of the Company’s senior notes due 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by CST Brands, Inc., dated April 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CST BRANDS, INC.

By:	/s/ Cynthia P. Hill
Cynthia P. Hill
Senior Vice President and General Counsel

Date: April 19, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by CST Brands, Inc., dated April 19, 2013.

4